                                                                    EXHIBIT 99.2


                                RULE 438 CONSENT


        In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of Frontier Financial Corporation ("Frontier") and Frontier Bank in the Registration Statement on Form S-4 filed by Frontier with the Securities and Exchange Commission on September 22, 1998.



                                             /s/
                                        _____________________________________
                                        Michael Corliss


                                        September 15, 1998
                                        _____________________________________
                                        Date Signed